EXHIBIT 10.34

                                                                  Execution Form

                      AMENDMENT TO FIRST EXCHANGE AGREEMENT

      THIS AMENDMENT TO FIRST EXCHANGE AGREEMENT (this "Amendment"), is dated as of May 28, 2003 and amends the Exchange Agreement (the "First Exchange Agreement"), dated as April 22, 2003, into by and among Diomed Holdings, Inc., a Delaware corporation, with headquarters located at One Dundee Park, Andover, MA 01810 (the "Company"), Diomed, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Diomed"), each entity named on the signature page hereto as a Note Purchaser (each, a "Note Purchaser") and Gibralt US, Inc., a Colorado corporation (the "Designated Note Purchaser"). Capitalized terms used but not defined herein shall have their respective meanings set forth in the First Exchange Agreement, unless the context clearly indicates otherwise.

                              W I T N E S S E T H:

      WHEREAS, the Company, Diomed, the Note Purchasers and the Designated Note Purchaser have entered into the First Exchange Agreement pursuant to which the parties consummated the Exchange Transaction and under which the Company and Diomed made certain agreements and granted certain rights to the Note Purchasers; and

      WHEREAS, as a result of developments regarding the Company's annual meeting and the Company's ability to consummate the Contemplated Equity Financing by June 30, 2003, the Company and the Note Purchasers have agreed to make certain modifications to the agreements and rights granted to the Note Purchasers under the First Exchange Agreement to (i) extend the deadline for the Company to consummate the Contemplated Equity Financing without triggering the Note Purchasers' right to rescind the Exchange Transaction from June 30, 2003 to July 31, 2003; and (ii) to provide that the Company shall seek AMEX listing of the Common Stock underlying the Class D Convertible Preferred Stock issued under the First Exchange Agreement at a future Special Meeting of the stockholders at which stockholder approval of the issuance of Common Stock under the Contemplated Equity Offering will be sought, rather than at its 2003 Annnual Meeting of Stockholders.

      NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the First Exchange Agreement as follows:

      1. Section 1(b) of the First Exchange Agreement is hereby amended and restated in full to read as follows:

      "(b) Rescission Rights. The Note Purchasers may rescind the Exchange Transaction by providing written notice with the Lenders' Approval to the Company (the "Rescission Notice") and surrendering therewith to the Company for cancellation the originally executed Class C Notes and the Exchange Conversion Shares within five (5) days, in the case of clause (i) below, or ten (10) days, in the case of clause (ii) below, after the later of the following events occurs:

                  (i) the issuance of the Exchange Shares underlying the Exchange Conversion Shares and the Common Shares underlying the Commitment Shares shall not have been approved by the Company's stockholders at the Company's special meeting of stockholders called for the purposes of approving the issuance of the Exchange Shares and the Common Shares and the Common Stock or Common Stock underlying the securities to be issued (directly

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or upon conversion or exchange) under the terms of the securities sold in the
Contemplated Equity Financing; or

                  (ii) the Company shall not have consummated the Contemplated Equity Financing on or prior to July 31, 2003."

      2. Section 4(g) of the First Exchange Agreement is hereby amended and restated to read as follows:

      "(g) AMEX Listing of Common Shares. The Company shall seek approval at a special meeting of stockholders of the issuance of the Exchange Shares upon conversion of the Exchange Conversion Shares and the Common Shares upon conversion of the Commitment Shares, pursuant to the rules and regulations of the AMEX (specifically, Section 713 of the Listing Standards, Policies and Requirements of the AMEX). Said special meeting shall be held as promptly as is practicable after the consummation of the Contemplated Equity Offering, whereat the Company shall also seek stockholder approval of the issuance of the Common Stock or other securities to be issued (directly or upon conversion or exchange) under the terms of the securities sold in the Contemplated Equity Financing."

      3. Section 4(i) of the First Exchange Agreement is hereby amended and restated to read as follows:

      "(i) Lenders' Approval of Financing Transactions Not Required. The Note Purchasers expressly acknowledge and agree that the Approval Rights originally granted to them under the Note Agreement are hereby terminated, and accordingly the Company may at any time after the Closing consummate any Financing Transaction without obtaining the Lenders' Approval of such Financing Transaction. Notwithstanding the foregoing, the Company and Diomed agree that prior to July 31, 2003, they shall not consummate any Financing Transaction other than the Contemplated Equity Financing and the transactions contemplated hereby and by the Secured Loan Agreement and the other Documents.

      4. All other terms and conditions of the First Exchange Agreement and the Class D Notes shall remain in full force and effect.

                            [Signature page follows.]

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      IN WITNESS WHEREOF, this Amendment has been duly executed by the Note
Purchasers, the Designated Note Purchaser, Diomed and the Company as of the date set forth below.

Date: May 28, 2003

                                         COMPANY:

                                         Diomed Holdings, Inc.

                                         By: _____________________________
                                             Name:  James A. Wylie, Jr.
                                             Title: Chief Executive Officer

                                         DIOMED:

                                         Diomed, Inc.

                                         By: ______________________________
                                             Name:  James A. Wylie, Jr.
                                             Title: Chief Executive Officer

                                         DESIGNATED NOTE PURCHASER

                                         Gibralt US, Inc.

                                         By: _______________________________
                                             Name:  Johnny Ciampi
                                             Title: Authorized Person

                                         NOTE PURCHASER
                                         Gibralt US, Inc.

                                         By: ________________________________
                                             Name:  Johnny Ciampi
                                             Title: Authorized Person

                                         NOTE PURCHASER
                                         Morris Belzberg

                                         _______________________________________

                                         NOTE PURCHASER
                                         Charles Diamond

                                         _______________________________________

                                         NOTE PURCHASER
                                         Steven Shraiberg

                                         _______________________________________